November 15, 2007

Supplement to Prospectus dated May 31, 2007

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN YOUR CURRENT PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH YOUR CURRENT PROSPECTUS.

      The following is inserted in lieu of the paragraph in the section entitled “Purchase of Shares-Investing through brokers or agents” on page 23 of the Prospectus:

      Investors may invest in any of the Fund’s Portfolios through brokers or other agents (“Financial Intermediaries”) who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such Financial Intermediaries may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios other than those disclosed in this Prospectus.

      The Investment Adviser may make cash payments to such Financial Intermediaries in connection with the promotion, sale and/or servicing of shares of the Fund’s Portfolios. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Fund’s Portfolios or the amount investors in the Fund’s Portfolios would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund’s Portfolios.

      Revenue sharing payments may be made to Financial Intermediaries for: (i) inclusion of a Portfolio on a sales list, including a preferred or recommended sales list; (ii) providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Portfolios; (iii) disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund’s Portfolios; (iv) access to sales meetings, sales representatives and management representatives of the Financial Intermediaries; (v) furnishing marketing support; and (vi) other services. Revenue sharing payments may also be made to Financial Intermediaries that provide various services to the Fund’s Portfolios or to their shareholders, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by the Securities and Exchange Commission, the Financial Industry Regulatory Authority and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular Financial Intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular Financial Intermediary.

over, please

      Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of a Portfolio. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Portfolio.

      The Investment Adviser is motivated to make the payments described above since they promote the sale of the shares of the Fund’s Portfolios and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.